Net Financial Income and Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016 [1]	Dec. 31, 2015 [1]
Financial income
Financial income	$ 998	$ 205	$ 35
Total financial income	998	205	35
Financial costs
Amortization of deferred loan issuance costs	6,180	11,252	4,398
Interest expense on loans	46,486	37,284	30,823
Commitment fees	632	674	14
Other financial costs	304	369	270
Total financial costs	53,602	49,579	35,505
Unamortized loan fees written off to profit or loss	$ 0	$ 5,637	$ 0

[1]	Restated so as to reflect the historical financial statements of GAS-eleven Ltd., GAS-thirteen Ltd. and GAS-eight Ltd. acquired on May 3, 2017, July 3, 2017 and October 20, 2017, respectively, from GasLog Ltd. (“GasLog”) (Note 1).